    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 5, 1997
                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                       THORATEC LABORATORIES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   CALIFORNIA                                           94-2340464
          (STATE OR OTHER JURISDICTION                               (I.R.S. EMPLOYER
        OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

      6035 STONERIDGE DRIVE, PLEASANTON, CALIFORNIA 94588; (510) 847-8600
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

            D. KEITH GROSSMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
      6035 STONERIDGE DRIVE, PLEASANTON, CALIFORNIA 94588; (510) 847-8600
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

             AUGUST J. MORETTI, ESQ.                              RICHARD S. FORMAN, ESQ.
             RICHARD FRIEDMAN, ESQ.                            STROOCK & STROOCK & LAVAN LLP
         HELLER EHRMAN WHITE & MCAULIFFE                    2029 CENTURY PARK EAST, SUITE 1800
              525 UNIVERSITY AVENUE                                LOS ANGELES, CA 90067
           PALO ALTO, CALIFORNIA 94301                             (310) 556-5800 (TEL)
              (650) 324-7000 (TEL)                                 (310) 556-5959 (FAX)
              (650) 324-0638 (FAX)

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
    As soon as practicable following the effectiveness of this Registration
                                   Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration
No. 333-36685

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE

==================================================================================================
                                                            PROPOSED MAXIMUM
                                                               AGGREGATE        AMOUNT OF
TITLE OF EACH CLASS OF             AMOUNT TO BE                 OFFERING       REGISTRATION
SECURITIES TO BE REGISTERED         REGISTERED                    PRICE            FEE
--------------------------------------------------------------------------------------------------

Common Stock, no par value....     1,000,000                   $ 5,000,000        $1,516
=================================================================================================

  * The registration fee has been calculated pursuant to Rule 457(o) of the Securities Act of 1933, as amended.

================================================================================

          INCORPORATION OF EARLIER REGISTRATION STATEMENT BY REFERENCE

     The Registrant hereby incorporates herein by reference the contents of its Registration Statement on Form S-3 (Registration No. 333-36685), which was declared effective by the Securities and Exchange Commission on November 4, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Thoratec Laboratories Corporation has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California on November 4, 1997.

                                          THORATEC LABORATORIES CORPORATION

                                          By /s/ CHERYL D. HESS
                                            ------------------------------------
                                                       Cheryl D. Hess
                                             Vice President, Finance and Chief
                                                      Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                              CAPACITY                    DATE
------------------------------------------    --------------------------    -------------------
D. KEITH GROSSMAN*                            Director, President and       November 4, 1997
------------------------------------------    Chief Officer (Principal
D. Keith Grossman                             Executive Officer)

/s/ CHERYL D. HESS                            Vice President, Finance       November 4, 1997
------------------------------------------    and Chief Financial
Cheryl D. Hess                                Officer (Principal
                                              Financial and Accounting
                                              Officer)

CHRISTY W. BELL*                              Director                      November 4, 1997
------------------------------------------
Christy W. Bell

HOWARD E. CHASE*                              Director                      November 4, 1997
------------------------------------------
Howard E. Chase

J. DANIEL COLE*                               Director                      November 4, 1997
------------------------------------------
J. Daniel Cole

J. DONALD HILL*                               Director                      November 4, 1997
------------------------------------------
J. Donald Hill, M.D.

WILLIAM M. HITCHCOCK*                         Director                      November 4, 1997
------------------------------------------
William M. Hitchcock

GEORGE W. HOLBROOK, JR.*                      Director                      November 4, 1997
------------------------------------------
George W. Holbrook, Jr.

DANIEL M. MULVENA*                            Director                      November 4, 1997
------------------------------------------
Daniel M. Mulvena

/s/ CHERYL D. HESS
-----------------------------------
   *Cheryl D. Hess
   (Attorney-in-Fact)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                           EXHIBIT
-------     ---------------------------------------------------------------------------------
 5.1        Opinion of Heller Ehrman White & McAuliffe
23.1        Consent of Deloitte & Touche LLP
23.2        Consent of Heller Ehrman White & McAuliffe (contained in opinion filed as Exhibit 5.1)
23.3        Consent of Fish & Richardson P.C.